Third Quarter 2008 Review October 30, 2008 Third Quarter 2008 Review October 30, 2008 John V. Faraci Chairman & Chief Executive Officer Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i) the company's ability to realize anticipated profit improvement from its transformation plan, including our ability to realize the expected benefits of our acquisition of the assets of
Weyerhaeuser Company’s containerboard, packaging and recycling business in light of integration difficulties and other challenges; (ii) increases in interest rates and our ability to meet our debt service obligations; (iii) industry conditions, including but not limited to changes in the cost or availability of raw materials and energy, transportation costs, competition we face, the company's product mix, demand and pricing for its products; (iv)
global economic conditions and political changes, including but not limited to changes in currency exchange rates, credit availability, the company's credit ratings issued by recognized credit rating organizations and pension and health care costs; (v) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (vi) whether we experience a material disruption at one of our manufacturing facilities. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

$0.41
$0.36
$0.16
$0.48
3Q07 3Q08
Forest Products EPS
Operating Business EPS
Third Quarter 2008 Results Summary
Solid Results Despite Cost Inflation
Third Quarter 2008 Results Summary
Solid Results Despite Cost Inflation
Input Cost Escalation
Mineral Rights Earnings
Selling Price Improvements
Soft North American &
European Demand
Initial CBPR Contributions
Reduced Operating Costs
Strong Free Cash Flow
$0.57
$0.84
Earnings from continuing operations before special items

.57
(.11)
(.02)
.15
.28
.01
(.02)
(.47)
.13
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$1.10
3Q07 Price Volume Cost / Mix Materials &
Freight
Ilim Vicksburg Tax Interest 3Q08
$ / Share $ / Share
IPG        .06
CPG       .04
P&C       .14
Eu & Br  .04
Fiber           (.08)
Chemicals   (.15)
Energy        (.16)
Freight         (.08)
Cost / Mix    .17
Outages      (.02)
3Q08 vs. 3Q07 EPS
Higher Prices, Volume & Mix, Unfavorable Input Costs
3Q08 vs. 3Q07 EPS
Higher Prices, Volume & Mix, Unfavorable Input Costs
.41
.16
Earnings from continuing operations before special items; volume includes earnings from CBPR
Forest
Products
Earnings
.84
3Q08   33%
3Q07   29%
.48
.36

(96)
(89)
(53)
(48)
($120)
($100)
($80)
($60)
($40)
($20)
$0
Energy Chemicals Freight Fiber
North America Outside North America
Increasing Global Input & Freight Costs
$286MM, or $0.47/Share Impact vs. 3Q07
Increasing Global Input & Freight Costs
$286MM, or $0.47/Share Impact vs. 3Q07
Input costs for continuing businesses; does not include CBPR
Percentage change reflects estimated North American input cost increases
20% 15% 50% 50% N.A.

($200)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2003 vs.
2002
2004 vs.
2003
2005 vs.
2004
2006 vs.
2005
2007 vs.
2006
6M08 vs.
6M07
9M08 vs.
9M07
Cumulative
Price Increases / Decreases          Input Cost Increases
North American Input Cost Escalation
Input Cost Inflation Exceeded Price Increases
North American Input Cost Escalation
Input Cost Inflation Exceeded Price Increases
North American Papers & Packaging; does not include CBPR

Printing Papers Earnings
3Q08 vs. 3Q07
Printing Papers Earnings
3Q08 vs. 3Q07
210*
241
37
15
103
(13)
(21)
(152)
$0
$50
$100
$150
$200
$250
$300
$350
3Q07 Price Materials
& Freight
Volume Cost / Mix Outages Other 3Q08
* Excludes a special impairment charge of $107 million to write down the Inverurie mill assets to estimated fair market value

Average IP price realization (includes the impact of mix across all grades)
$17
(€5)
$40
$101
Price / Ton
(4%)
1%
22%
(6%)
Volume
3Q08 vs. 3Q07
Price / Ton
3Q08 vs. 2Q08
3%
(5%)
5%
0%
Volume
$31 Brazilian Paper
(€8) European Paper
($6) N.A. Pulp
$25 N.A. Paper
Business
Printing Papers
Printing Papers

Industrial Packaging Earnings
3Q08 vs. 3Q07
Industrial Packaging Earnings
3Q08 vs. 3Q07
1
Excludes trade volume and includes CBPR earnings
2
Excludes special charges of $39 million related to the write-up of inventory to fair value in connection with the CBPR acquisition and $19 million for CBPR integration costs
84
153
2
47
5
64
1
37
5 (9)
(80)
$0
$25
$50
$75
$100
$125
$150
$175
3Q07 Price Materials
& Freight
Volume Cost / Mix Outages Vicksburg Other 3Q08

€42
$72
$45
Price / Ton
(5%)
(1%)
0%
Volume
3Q08 vs. 3Q07
€23 (9%) European Container
3Q08 vs. 2Q08
(1%)
(6%)
Volume
$13 N.A. Container
$11 N.A. Containerboard
Price / Ton
Business
Industrial Packaging
Industrial Packaging
Volume and price exclude CBPR
Average IP price realization (includes the impact of mix across all grades)

27
6*
(53)
7
25
$0
$10
$20
$30
$40
$50
$60
$70
3Q07 Cost / Mix Price Materials &
Freight
3Q08
Consumer Packaging Earnings
3Q08 vs. 3Q07
Consumer Packaging Earnings
3Q08 vs. 3Q07
*Excludes a special charge of $8 million related to the reorganization of Shorewood’s Canadian operations

Average IP price realization (includes the impact of mix across all grades)
NA
Price
$67
Price/Ton
4%
Revenue
2%
Volume
3Q08 vs. 3Q07
Price Revenue
Business
3Q08 vs. 2Q08
5%
2%
Volume
NA Converting Businesses
$29 U.S. Coated Paperboard
Price/Ton
Business
Consumer Packaging
Consumer Packaging

($20) ($21) ($16) Fuel & Freight
$35
$2,075
3Q08
$26
$1,970
2Q08
$30
$1,880
3Q07
Earnings
Sales
$ Million
xpedx
xpedx
Record operating profit
Solid volumes in paper, packaging and
facility supplies
Benefiting from operating cost reductions
that reflect on going business redesign

Forest Products
Forest Products
33,000 30,000 36,000 Acres Sold
$1,564 $1,872 $2,991 Price / Acre
$305
$55*
3Q08
$41
$55
2Q08
$96
$120
3Q07
Earnings
($ Million)
Sales
($ Million)
Mineral rights sold for $260 million
Remaining land portfolio of 237,000 acres
* Mineral rights sale is not reflected in sales but in Other Income

Ilim’s results are reported on a one-quarter lag
IP’s share of Ilim’s 2Q08 earnings include a $14 million favorable after-tax foreign exchange impact
IP’s share of Ilim’s 3Q08 earnings include a $4 million unfavorable after-tax foreign exchange impact
3Q08 vs. 2Q08
(3%)
(6%)
Volume
(000 Metric Tons)
$56 Containerboard
$20 Pulp
Price / Ton
Business
$5
$530
3Q08
$32
$555
2Q08
Earnings (IP Share)
Sales (100%)
$ Million
Ilim Joint Venture 3Q08 Results
IP’s After-Tax Share: $5MM or $0.01 EPS
Ilim Joint Venture 3Q08 Results
IP’s After-Tax Share: $5MM or $0.01 EPS

Special Items
3Q08
Special Items
3Q08
($22) Legal Reserves
($29) U.S. Taxes on non-U.S. Gain
($69)
CBPR Acquisition Costs
& Supply Chain Write-off
$0.35 $149 Net Earnings
$0.84 $356
Earnings from Continuing Operations
& Before Special Items
Special Items:
Earnings per
Share
$ Million
($84) Inverurie Mill Asset Impairment Charge
($3) Other
($0.49) ($207) Total Special Items

(.04)
1.54
(.14)
1.80
.02
.73
.34
.09
1.21
.11
(1.07)
.13
(.04)
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
9M07 Price Materials
& Freight
Cost / Mix Volume Corporate
/ Other
Ilim Vicksburg Tax Interest Shares 9M08
$ / Share $ / Share
IPG        .17
CPG       .09
P&C       .34
Eu & Br  .13
Fiber           (.21)
Chemicals   (.31)
Energy        (.37)
Freight        (.18)
9M08 vs. 9M07 EPS
Higher Prices, Volume & Mix, Higher Input Costs
9M08 vs. 9M07 EPS
Higher Prices, Volume & Mix, Higher Input Costs
1.08
.46
Earnings from continuing operations before special items; volume includes earnings from CBPR
Forest
Products
Earnings
9M08   32%
9M07   30%
.59

Free Cash Flow Improvement
Free Cash Flow Improvement
$621
$72
$549
$603
($804)
$1,407
9M07
$1,224*
($732)
$1,956*
9M08
Free Cash Flow
Less Capital Investment
Cash Provided by
Continuing Operations
Free Cash Flow
($ Million)
* Includes $260 million from mineral rights sale

Sharp Demand Declines
Weak Economic Activity
Significant Currency Volatility
Capacity Curtailments
The World Has Changed
Weak Market Conditions in 4Q08
The World Has Changed
Weak Market Conditions in 4Q08

4Q08 Outlook
Changes from 3Q08
4Q08 Outlook
Changes from 3Q08
Brazil Improving
Europe Under Pressure
Steady
Paper
Ex-North America North America
Seasonal Improvement
Steady
Steady
Decreasing
Volume
Pricing
Declining
Packaging
Decreasing
Market Pulp
Declining
Improving Realization
Paper
Packaging

Transportation
Freight
Electricity
Energy
Starch
Chemicals
Fiber
Sodium Chlorate
Coal
Wood
Caustic Soda
Old Corrugated Containers
Commodity
Fuel Oil
Natural Gas
4Q Cost
Trend
Input and Freight Costs
No Significant Input Cost Relief in 4Q
Input and Freight Costs
No Significant Input Cost Relief in 4Q

23 4Q08 Outlook Changes from 3Q08 4Q08 Outlook Changes from 3Q08 Remain High Remain High Input & Freight Costs Ex-North America North America Steady Decrease Steady Operations Flat Maintenance Outages

24 3Q08 Summary 3Q08 Summary Solid Quarter Continued Input Cost Inflation Selling Price Improvement Good Operations Strong Start on CBPR Integration Strong Cash Flow

25 Questions & Answers Questions & Answers Investor Relations Contacts Thomas A. Cleves 901-419-7566 Ann-Marie Donaldson 901-419-4967 Emily Nix 901-419-4987 Media Contact Patty Neuhoff 901-419-4052

26 Appendix

30%
$206
$297
$1.1
$1.3
2007
1
32 - 33%
$140 - $160
$475 - $500
$1.4
$1.1
2008
Estimate
29%
$276
$521
$1.2
$1.1
2006
1
Effective Tax Rate
2
Corporate Items
2
($ Million)
Net Interest Expense
($ Million)
Depreciation & Amortization
($ Billion)
Capital Spending
($ Billion)
1
Excludes discontinued operations and Coated Papers
2
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics

Cash & Committed Liquidity
Cash & Committed Liquidity
- $800 - Cash
$3,300
$1,500
$1,000
Capacity
($MM)
Facility Maturity Cost
Receivables Facility
(Zero Drawn )
OCT 2009 CP Rate + 30 bps
Corporate Revolver
(Zero Drawn )
MAR 2011 LIBOR + 40 - 50 bps
Total Cash & Committed Liquidity
1
1
2
1 – As of September 30, 2008
2 – Zero drawn as of October 30, 2008 and $40 million drawn as of September 30, 2008

29 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 US Non-US Debt Maturity Profile Debt Maturity Profile

0 7 2 0 Brazil
0 29 9 0 Europe
$19 $32 $41 $28 North America
$81
$10
$3
$68
3Q08
$105
$13
$40
$52
2Q08
$44
$14
$11
$19
4Q08E
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers Total
$ Millions
$53
$1
$24
$28
1Q08
Dollar impact of planned maintenance outages are estimates and  subject to change
Planned Maintenance Outages
Planned Maintenance Outages

Operating Profits by Industry Segment
from Continuing Operations before Special Items
Operating Profits by Industry Segment
from Continuing Operations before Special Items
$265 $302 $315
Earnings from continuing operations before income
taxes, equity earnings & minority interest
$5 $32 NA
Equity Earnings, net of taxes - Ilim
$(40) $(21) $(56)
Corporate Items
$(34)
$4
$(77)
$478
96
30
27
84
$241
3Q07
$(259)
$(1)
$(144)
$709
305
35
6
153
$210
3Q08
$(10)
Special Items
$406
Operating Profit
$(81) Net Interest Expense
$8
Minority Interest / Equity Earnings Adjustment
41
26
26
87
$226
2Q08
Forest Products
Distribution
Consumer Packaging
Industrial Packaging
Printing Papers
$ Million

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Operating Profit Sales
$ Million
$26
5
8
$13
2
20
$65
0
11
51
39
$125
2Q08
$30
4
3
$20
0
10
$74
0
18
54
34
$135
3Q07
(1) 105 95 85 Asian
$35
0
$7
2
11
$140
1
(9)
58
29
$131
3Q08
$2,075
80
$645
100
285
$1,935
5
210
255
425
$905
3Q08
$1,970
75
$625
95
315
$1,060
5
205
255
445
$880
2Q08
$1,880
70
$620
65
265
$975
5
165
250
370
$870
3Q07
Asian
Industrial Packaging
North American
European
Asian
Distribution
European
North American
Consumer Packaging
U.S. Market Pulp
Brazilian
European
North American
Printing Papers
Excludes Forest Products

2008 Earnings from Continuing Operations
2008 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
0.35 423 45 149 5 (3) (118) 265
3Q08
(0.49) 423 20 (207) 0 0 52 (259)
3Q08
0.84 423 32.5 356 5 (3) (170) 524
3Q08
$0.35 423 30% $150 $16 $(5) $(59) $198
1Q08
$(0.06) 423 39% $(25) $0 $0 $16 $(41)
1Q08
$0.41 423 31.5% $175 $16 $(5) $(75) $239
1Q08
30
0
30
Equity
Earnings
0.54
(0.02)
0.56
Diluted
EPS
2
423 30 (7) 0 3 (10)
2Q08
Earnings from Continuing Operations
423 32 228 (7) (97) 302
2Q08
235
Net
Income
$MM
32.5
Estimated
Tax Rate
(7)
Minority
Interest
$MM
Special Items
312
Pre-Tax
$MM
423 (100)
2Q08
Before Special Items
Average
Shares
1
MM
Tax
$MM

Business Segment Price Realization
Business Segment Price Realization
864
$567
3Q08
645
$1,013
3Q08
851
$556
2Q08
651
$988
2Q08
792
$521
3Q07
605
$912
3Q07
Average Selling Price
Realizations
Industrial Packaging ($/ton)
Printing Papers ($/ton)
Containerboard
Corrugated Boxes
Market Pulp
Uncoated Freesheet
Average IP U.S. selling price realizations (includes the impact of mix across all grades)
Does not include CBPR

.36
.49
.02
.56
.10
(.03)
.84
.10
(.16)
(.10)
(.06)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
2Q08 Price Materials &
Freight
Cost /  Mix Volume Interest Ilim Corporate /
Other
3Q08
$ / Share $ / Share
3Q08 vs. 2Q08 EPS
Higher Prices,
Volume & Mix,
Higher Input Costs
3Q08 vs. 2Q08 EPS
Higher Prices,
Volume & Mix,
Higher Input Costs
Earnings from continuing operations before special items; volume includes earnings from CBPR
IPG        .03
CPG       .02
P&C       .04
Eu & Br  .01
Fiber           (.03)
Chemicals   (.07)
Energy        (.04)
Freight        (.01)
Cost / Mix    (.02)
Outages        .04
Forest
Products
Earnings
.07
.48

Printing Papers Earnings
3Q08 vs. 2Q08
Printing Papers Earnings
3Q08 vs. 2Q08
226
210*
3
33
9
(50)
(11)
$0
$50
$100
$150
$200
$250
$300
2Q08 Price Materials &
Freight
Volume Cost / Mix Other 3Q08
* Excludes a special impairment charge of $107 million to write down the Inverurie mill assets to estimated fair market value

Industrial Packaging Earnings
3Q08 vs. 2Q08
Industrial Packaging Earnings
3Q08 vs. 2Q08
1
Excludes trade volume and includes CBPR earnings
2
Excludes special charges of $39 million related to the write-up of inventory to fair value in connection with the CBPR acquisition and $19 million for CBPR integration costs
(24)
(5)
87
153
2
54
1
14
37
(10)
$0
$25
$50
$75
$100
$125
$150
$175
2Q08 Price Materials
& Freight
Volume Cost /
Mix
Outages Other 3Q08

(4)
26*
6*
(5)
(24)
(5)
5
13
$0
$10
$20
$30
$40
$50
2Q08 Price Materials
& Freight
Volume Cost /
Mix
Outages Other 3Q08
Consumer Packaging Earnings
3Q08 vs. 2Q08
Consumer Packaging Earnings
3Q08 vs. 2Q08
*
Excludes special charges of $13 and $8 million in 2Q08 and 3Q08, respectively, related to the reorganization of
Shorewood’s Canadian operations

Improving Logistics Efficiency
Progress in Consumption Reduction
Improving Logistics Efficiency
Progress in Consumption Reduction
Distribution Costs/Ton
U.S. Paper & Packaging
$58
$65
$61
$7
$55
$57
$59
$61
$63
$65
$67
1H07 1H08 Fuel &
Rates
1H08 Net of
Inflation

IP Wood Cost per Ton
Expecting Continuing Escalation
IP Wood Cost per Ton
Expecting Continuing Escalation
Reduced Harvest Volume
Impact on 4Q08
Wood Cost
Total Impact
Decreasing Diesel Fuel Cost
Insufficient Logging Capacity
Paper & Packaging Industry Demand
Lack of Residual Wood Chips
Factors
2006 - 2008YTD Wood Cost per Ton
$28
$29
$30
$31
$32
$33
$34
$35
$36
$37
$38
2006 AVG 2007 AVG Jan Feb Mar Apr May Jun Jul Aug Sep

41 Total Cash Cost Components 9M08 Total Cash Cost Components 9M08 North American Mills Only Does not include CBPR Energy 13% Materials 13% Labor 13% Fiber 27% Freight 13% Overhead 8% Chemicals 13%

($160)
($140)
($120)
($100)
($80)
($60)
($40)
($20)
$0
Wood Energy Chemicals Freight OCC
Global Input & Freight Costs by Segment
$286 Million Global Impact vs. 3Q07
Global Input & Freight Costs by Segment
$286 Million Global Impact vs. 3Q07
Consumer
Packaging
($53)
Industrial
Packaging
($80)
Printing
Papers
($153)
Input costs for continuing businesses; does not include CBPR

(45)
(24)
(19)
(11)
($50)
($40)
($30)
($20)
($10)
$0
$10
Chemicals Energy Fiber Freight
North America Outside North America
Increasing Global Input & Freight Costs
$99MM, or $0.16/Share Impact vs. 2Q08
Increasing Global Input & Freight Costs
$99MM, or $0.16/Share Impact vs. 2Q08
Input costs for continuing businesses; does not include CBPR
Percentage change reflects North American input costs
5% 5% 10% 15% N.A.

(228)
(191)
(129)
(109)
($250)
($200)
($150)
($100)
($50)
$0
Energy Chemicals Fiber Freight
North America Outside North America
Increasing Global Input & Freight Costs
$657MM, or $1.07/Share Impact vs. 9M07
Increasing Global Input & Freight Costs
$657MM, or $1.07/Share Impact vs. 9M07
Input costs for continuing businesses; does not include CBPR
Percentage change reflects North American input costs
10% 15% 40% 40% N.A.

0
50
100
150
200
250
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul
2005 2006 2007
NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
66% Increase vs. 3Q07 Average Cost
Natural Gas Costs
66% Increase vs. 3Q07 Average Cost
2008

60
80
100
120
140
160
180
200
220
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul
2006 2007
Index: Jan 2006 Fuel Oil Costs = 100
U.S. Fuel Oil
79% Increase vs. 3Q07 Average Cost
U.S. Fuel Oil
79% Increase vs. 3Q07 Average Cost
2008
Delivered cost to U.S. facilities
Does not include CBPR

90
95
100
105
110
115
120
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul
U.S. Mill Wood Costs
13% Increase vs. 3Q07 Average Cost
U.S. Mill Wood Costs
13% Increase vs. 3Q07 Average Cost
Index: Jan 2005 Wood Costs = 100
2005 2006
2007 2008
Delivered cost to U.S. facilities
Does not include CBPR

100
125
150
175
200
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul
2005 2006 2007 2008
Index: Jan 2005 Caustic Soda Costs = 100
U.S. Caustic Soda Costs
75% Increase vs. 3Q07 Average Cost
U.S. Caustic Soda Costs
75% Increase vs. 3Q07 Average Cost
Delivered cost to U.S. facilities
Does not include CBPR

49

150
175
200
225
250
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul
2006 2007
Index: Jan 2006 Starch Costs = 100
Delivered cost to U.S. facilities
Does not include CBPR
U.S. Starch Costs
19% Increase vs. 3Q07 Average Cost
U.S. Starch Costs
19% Increase vs. 3Q07 Average Cost
2008

50
Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption; includes consumption by Valliant #3 and Albany #2 machines
110,000 500,000
Starch (Tons)
Chemicals
Fiber
Energy
50,000 250,000
Sodium Chlorate (Tons)
- 40,000
LD Polyethylene (Tons)
4,000 25,000
Latex (Tons)
230,000 1,200,000
Coal (Tons)
8,400,000 52,000,000
Wood (Tons)
60,000 350,000
Caustic Soda (Tons)
310,000 3,500,000
Old Corrugated Containers (Tons)
Commodity
500,000
16,000,000
Non – U. S.
2,100,000
Fuel Oil (Barrels)
55,000,000
Natural Gas (MM BTUs)
U. S.